UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2012

COPANO ENERGY, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 621-9547

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2012, Copano Energy, L.L.C. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, its wholly owned subsidiary Copano Energy Finance Corporation (“Copano Finance” and, together with the Company, the “Issuers”), certain subsidiary guarantors named therein (the “Guarantors” and, together with the Issuers, the “Copano Parties”) and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) of $150,000,000 in aggregate principal amount of the Issuers’ 7.125% senior unsecured notes due 2021 (the “Additional Notes”) at a price to investors of 102.25% of the principal amount, for a yield to worst of 6.721% with respect to the Additional Notes. The Additional Notes were offered as additional debt securities under an indenture (the “Indenture”) pursuant to which the Issuers have issued $360,000,000 in aggregate principal amount of their 7.125% senior unsecured notes due 2021 on April 5, 2011. The Additional Notes and the notes issued on April 5, 2011 will be treated as a single class of debt securities under the Indenture. The Company’s offering of the Additional Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-162821) of the Company, as supplemented by the Prospectus Supplement dated February 2, 2012 relating to the Additional Notes, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on February 3, 2012. Closing of the sale of the Additional Notes is expected to occur on February 7, 2012, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Copano Parties, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Company intends to use the net proceeds from the offering to repay a portion of the outstanding indebtedness under its revolving credit facility and expects to use the increased borrowing capacity as needed for capital projects, acquisitions, hedging, working capital and general corporate purposes. Affiliates of the Representatives and certain of the Underwriters (Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC) are lenders under the Company’s revolving credit facility and, accordingly, will receive a portion of the proceeds from the offering in the form of repayment of borrowings under such credit facility. The Underwriters and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Certain legal opinions relating to the Additional Notes are also filed herewith as Exhibit 5.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

On February 2, 2012, Copano issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto.

On February 2, 2012, Copano issued a press release announcing pricing of the Offering. A copy of the press release is furnished as Exhibit 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the press releases are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 2, 2012, by and among Copano, Copano Finance, the Guarantors named therein and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC as representatives of the several Underwriters named therein.

4.1	Indenture, dated April 5, 2011, by and among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed April 5, 2011).

4.2	First Supplemental Indenture, dated April 5, 2011, to the Indenture, dated April 5, 2011, by and among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.3 to Current Report on Form 8-K filed April 5, 2011).

4.3	Form of 7.125% Senior Notes due 2021 (incorporated by reference to Exhibit A to Exhibit 4.3 to Current Report on Form 8-K filed April 5, 2011).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Press release dated February 2, 2012, announcing commencement of the Offering.

99.2	Press release dated February 2, 2012, announcing pricing of the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2012	COPANO ENERGY, L.L.C.

	By:	/s/ Douglas L. Lawing
Douglas L. Lawing
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 2, 2012, by and among Copano, Copano Finance, the Guarantors named therein and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC as representatives of the several Underwriters named therein.

4.1	Indenture, dated April 5, 2011, by and among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed April 5, 2011).

4.2	First Supplemental Indenture, dated April 5, 2011, to the Indenture, dated April 5, 2011, by and among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.3 to Current Report on Form 8-K filed April 5, 2011).

4.3	Form of 7.125% Senior Notes due 2021 (incorporated by reference to Exhibit A to Exhibit 4.3 to Current Report on Form 8-K filed April 5, 2011).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Press release dated February 2, 2012, announcing commencement of the Offering.

99.2	Press release dated February 2, 2012, announcing pricing of the Offering.

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